299204597 v7 2024 Annual Performance-Vesting RSU - Executive 1. ZOOM VIDEO COMMUNICATIONS, INC. GLOBAL RSU AWARD GRANT NOTICE Performance-Vesting (2019 EQUITY INCENTIVE PLAN) Zoom Video Communications, Inc. (the “Company”) has awarded you (“the “Participant”) the number of restricted stock units specified and on the terms set forth below in consideration of your services (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Company’s 2019 Equity Incentive Plan (the “Plan”) and the Global RSU Award Agreement, including any additional terms and conditions for your country included in the appendix attached thereto (the “Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement. Participant: Date of Grant: Vesting Commencement Date: N/A Number of Restricted Stock Units: Vesting Schedule: The restricted stock units subject to the RSU Award will vest as provided in the Performance Vesting Conditions set forth in Exhibit A attached hereto. Issuance Schedule: One share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 5 of the Agreement. Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that: • The RSU Award is governed by this Global RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company. • You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control. • To the fullest extent permitted under the Plan and applicable law, withholding taxes applicable to the RSU Award will be satisfied through the sale of a number of the shares issuable in settlement of the RSU Award as determined in accordance with Section 4 of the Agreement and the remittance of the cash proceeds to the Company. Under the Agreement, the Company or, if different, your employer shall make payment from the cash proceeds of this sale directly to the appropriate tax or social security authorities in Exhibit 10.1

299204597 v7 2024 Annual Performance-Vesting RSU - Executive 2. an amount equal to the taxes required to be remitted. The mandatory sale of shares to cover withholding taxes is imposed by the Company on you in connection with your receipt of this RSU Award. • The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this RSU Award, and (iii) the Company’s Incentive Compensation Recoupment Policy, Clawback Policy, any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law, and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. ZOOM VIDEO COMMUNICATIONS, INC. By: Signature Title: Date: PARTICIPANT: Signature Date: ATTACHMENTS: Performance Vesting Conditions, Global RSU Award Agreement, 2019 Equity Incentive Plan, Prospectus Exhibit 10.1

299204597 v7 2024 Annual Performance-Vesting RSU - Executive 3. Exhibit A PERFORMANCE VESTING CONDITIONS The restricted stock units (the “RSUs”) subject to the RSU Award will vest, if at all, in accordance with this Exhibit A, subject to the terms and conditions of the Grant Notice, the Agreement and the Plan. This Exhibit A forms part of the Global RSU Award Grant Notice to which it is attached, and all references to “Grant Notice” in the Global RSU Award Grant Notice and the Agreement shall include both the Global RSU Award Grant Notice and this Exhibit A. Capitalized terms not explicitly defined in this Exhibit A but defined in the Grant Notice, the Agreement or the Plan shall have the same definitions as in the Grant Notice, the Agreement or the Plan. 1. CERTIFICATION AND VESTING. (a) The number of RSUs eligible to vest under the RSU Award is determined based on the Company’s level of achievement of Total Revenue and Non-GAAP Income from Operations (each, a “Performance Metric”), as calculated under Section 2 and 3 below, and subject to the terms of this Exhibit A. (b) The Committee will certify the number of RSUs, if any, that are eligible to vest (such RSUs eligible to vest, the “Certified RSUs”) based on the Committee’ determination of the level of achievement of each Performance Metric. The date on which the Committee makes the final determination of the Company’s achievement of the Performance Metrics and determines the Certified RSUs is the “Certification Date,” which date will be no later than April 9, 2025. No Performance Metric shall be deemed achieved unless and until written determination by the Committee of such achievement. (i) The number of Certified RSUs will be equal to the sum of: (A) the Earned Revenue RSUs (as defined and determined in accordance with Section 2 of this Exhibit A); and (B) the Earned Operating Income RSUs (as defined and determined in accordance with Section 3 of this Exhibit A), with the resulting number rounded up to the nearest whole share; provided, however, that, the number of Certified RSUs may not be greater than 100% of Target RSUs. (ii) Any RSUs that do not become Certified RSUs will be forfeited effective as of the Certification Date at no cost to the Company, and you will have no further right, title or interest in such RSUs or the Common Stock theretofore issuable in respect of such portion of the RSU Award. (c) The Certified RSUs will vest on the one-year anniversary of the Grant Date (the “Vesting Date”), subject to your Continuous Service through such Vesting Date, except as otherwise set forth in Section 4(b) or Section 4(c) below. Any RSUs that have not vested as of (and including) the one-year anniversary of the Grant Date will be forfeited. 2. TOTAL REVENUE PERFORMANCE METRIC. Exhibit 10.1

299204597 v7 2024 Annual Performance-Vesting RSU - Executive 4. 80% of the Target RSUs (the “Target Revenue RSUs”) are based on Total Revenue. The number of Target Revenue RSUs that are eligible to vest (the “Earned Revenue RSUs”) will be determined as follows: Total Revenue Earned Revenue RSUs (as a % of Target Revenue RSUs) <$4,508.0 million 0% $4,508.0 million (“Revenue Threshold”) 60% $4,600.0 million (“Revenue Target”) 100% The number of Earned Revenue RSUs for achievement between Revenue Threshold and Revenue Target will be determined under the following scale: 20% of the Target Revenue RSUs would be earned for each 1% of Revenue Target achieved in excess of Revenue Threshold, with linear interpolation between such levels. For example, if Total Revenue is $4,554.0 million, the Earned Revenue RSUs will equal 80% of Target Revenue RSUs. For clarity, there shall be zero Earned Revenue RSUs if Total Revenue is less than Revenue Threshold and in no event may more than 100% of Target Revenue RSUs become Earned Revenue RSUs. 3. NON-GAAP INCOME FROM OPERATIONS PERFORMANCE METRIC. 20% of the Target RSUs (the “Target Operating Income RSUs”) are based on Non- GAAP Income from Operations. The number of Target Operating Income RSUs that are eligible to vest (the “Earned Operating Income RSUs”) will be determined as follows: Non-GAAP Income from Operations Earned Operating Income RSUs (as a % of Target Operating Income RSUs) <$1,557.0 million 0% $1,557.0 million (“Operating Income Threshold”) 60% $1,730.0 million (“Operating Income Target”) 100% The number of Earned Operating Income RSUs for achievement between Operating Income Threshold and Operating Income Target will be determined under the following scale: 20% of the Target Operating Income RSUs would be earned for each 5% of Operating Income Target achieved in excess of Operating Income Threshold, with linear interpolation between such levels. For example, if Non-GAAP Income from Operations is $1,643.5 million, the Earned Operating Income RSUs will equal 80% of Target Operating Income RSUs. For clarity, there shall be zero Earned Operating Income RSUs if Non-GAAP Income from Operations is less than Operating Income Threshold and in no event may more than 100% of Target Operating Income RSUs become Earned Operating Income RSUs. 4. TERMINATION OF SERVICE. (a) General. Except as otherwise provided in Section 4(b) or 4(c) below, in the event that your Continuous Service is terminated for any reason prior to the Vesting Date, the RSU Award shall immediately be forfeited at no cost to the Company, and you will have no Exhibit 10.1

299204597 v7 2024 Annual Performance-Vesting RSU - Executive 5. further right, title or interest in the RSUs or the Common Stock theretofore issuable in respect of the RSU Award. (b) Death or Disability. Notwithstanding anything to the contrary in this Exhibit A, in the event that your Continuous Service is terminated due to your death or Disability prior to the end of the 2025 Fiscal Year, the RSU Award will accelerate vesting at 100% of the target level, such that you will become vested in the Target RSUs. If your termination of Continuous Service due to death or Disability occurs after the end of the 2025 Fiscal Year but before the Vesting Date, your RSU Award shall remain outstanding and on the Vesting Date, you shall vest in the Certified RSUs, if any, to the same extent as if your Continuous Service continued through such Vesting Date. (c) Involuntary Termination Within Four Months Before Vesting Date. Notwithstanding anything to the contrary in this Exhibit A, in the event that your Continuous Service is terminated by the Company without Cause after December 9, 2024 but prior to the Vesting Date, provided that you timely execute an effective general waiver and release, in such form as provided by the Company, your RSU Award shall remain outstanding and on the Vesting Date, you shall vest in the Certified RSUs, if any, to the same extent as if your Continuous Service continued through such Vesting Date. 5. COMMITTEE DISCRETION. The Committee shall have the right to adjust or modify the calculation of the Performance Metrics as permitted under the Plan or contemplated herein. For instance, adjustments may be made as the Committee deems necessary or appropriate in its sole discretion to take account of any (i) acquisitions, divestitures, reorganization, restructuring, or any other specific unusual or nonrecurring events or conditions that occur during 2025 Fiscal Year, and/or (ii) changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results, including such changes that result in gains, losses or expenses determined to be extraordinary or unusual in nature or infrequent in occurrence, in each case, affecting the Company or any of its subsidiaries or the financial statements of the Company or any of its subsidiaries. Additionally, the Committee shall have the express authority, without your consent to reduce the number of RSUs that it determines will be eligible to vest below the number calculated based on the Company’s level of achievement of the Performance Metric as set forth in Section 2 and Section 3, based on factors the Committee determines are in the best interests of the Company and its stockholders, and all such determinations shall be final and binding on all parties. If for any reason the Committee must make a determination of the Company’s level of achievement of a Performance Metric prior to finalization of the Company’s financial statements for the 2025 Fiscal Year, the Committee will make such determination in good faith and in its sole discretion based on the financial information known to the Committee at the time of such determination. 6. Definitions. For purposes of the RSU Award, the following definitions shall apply: (a) “Committee” means the Compensation Committee of the Board or its successor following a Change in Control. Exhibit 10.1

299204597 v7 2024 Annual Performance-Vesting RSU - Executive 6. (b) “2025 Fiscal Year” means the Company’s fiscal year beginning February 1, 2024 and ending on January 31, 2025. (c) “GAAP” means U.S. generally accepted accounting principles. (d) “Non-GAAP Income from Operations” means the Company’s GAAP income (loss) from operations, as set forth in the Company’s financial statements for the 2025 Fiscal Year, excluding those items that are excluded from the calculation of income (loss) from operations for purposes of reporting such amounts in the Company’s non-GAAP financial results as part of the Company’s external reporting of its financial results (subject to adjustments if and to the extent determined appropriate by the Committee) for the Company’s 2025 Fiscal Year. (e) “Target RSUs” means the number of RSUs as set forth in the Grant Notice. (f) “Total Revenue” means the Company’s revenue, as determined in accordance with GAAP and as reflected in the Company’s audited financial statements for the Company’s 2025 Fiscal Year. Exhibit 10.1